SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 18, 2003
                                                  -------------------

                             SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)

           Connecticut                                   06-1514263
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 (State or other jurisdiction                  (IRS Employer Identification No.)
       of incorporation)


5 Bissell Street, Lakeville, Connecticut                     06039-1868
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(Address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
                                                     ---------------

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5. Other Matters.
        --------------

     On November 18, 2003, Salisbury Bancorp, Inc. issued a press release disclosing the proposed merger with Canaan National Bancorp, Inc. A copy of the press release is attached hereto as Exhibit 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

                  c.     Exhibits.

                  99.1   Press Release dated November 18, 2003




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: November 18, 2003                    SALISBURY BANCORP, INC.



                                            By: /s/ John F. Perotti
                                                --------------------------------
                                                John F. Perotti, President and
                                                Chief Executive Officer